UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2011 (December 21, 2011)

Date of Report (Date of earliest event reported)

INERGY MIDSTREAM, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2011, Inergy Midstream, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 18,400,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $17.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-176445), initially filed by the Partnership with the U.S. Securities and Exchange Commission (the “Commission”) on August 24, 2011 pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The material provisions of the Offering are described in the prospectus, dated December 15, 2011, filed by the Partnership with the Commission on December 16, 2011 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Omnibus Agreement

On December 21, 2011, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) by and among the Partnership, NRGM GP, LLC, the general partner of the Partnership (the “General Partner”), Inergy, L.P. (“NRGY”) and Inergy GP, LLC, the general partner of NRGY (“NRGY GP”).

As described in the Prospectus, the Omnibus Agreement addresses certain aspects of the Partnership’s relationship with NRGY and NRGY GP, including: (i) the provision by NRGY to the Partnership of certain administrative services and employees, (ii) certain indemnification obligations, (iii) the Partnership’s use of the name “Inergy” and related marks and (iv) NRGY’s right to review and first option with respect to any business opportunities that are presented to the Partnership or to NRGY.

For a period of three years after the closing of the Offering, NRGY has agreed to indemnify the Partnership for certain environmental liabilities relating to the ownership and operation of the Partnership’s assets prior to the closing of the Offering. NRGY’s aggregate liability for these covered environmental liabilities will not exceed $15 million and amounts are only payable by NRGY after liabilities relating to such covered environmental losses have exceeded $100,000 and then only for such amounts in excess of $100,000. NRGY has agreed to indemnify the Partnership for certain environmental liabilities relating to the ownership and operation of Tres Palacios Gas Storage LLC (“Tres Palacios Gas Storage”) and US Salt, LLC, which amounts are similarly subject to a $100,000 threshold. NRGY will also indemnify the Partnership under certain circumstances (i) until the first day after the applicable statute of limitations, for certain federal, state and local income tax liabilities attributable to the ownership and operation of the Partnership’s assets or the Partnership’s formation transactions prior to the closing of the Offering; and (ii) for a period of three years after the closing of the Offering, the failure to have (A) all necessary consents and governmental permits and (B) valid and indefeasible easement rights, rights-of-way, leasehold and/or fee ownership interest in and to the lands on which the Partnership’s assets are located.

In addition, NRGY will indemnify the Partnership for liabilities arising under the purchase and sale agreement that the Partnership entered into in connection with the acquisition of Tres Palacios Gas Storage.

The Partnership has also agreed to indemnify NRGY, NRGY GP and their affiliates (other than the General Partner, the Partnership and the Partnership’s subsidiaries) for:

•

certain environmental liabilities attributable to the ownership and operation of the Partnership’s assets, but only to the extent these covered environmental liabilities occur after the closing of the Offering. The Partnership’s aggregate liability for such covered environmental liabilities will not exceed $15 million and amounts are only payable by the Partnership after liabilities relating to these covered environmental losses have exceeded $100,000 and then only for such amounts in excess of $100,000; and

•

losses suffered or incurred by NRGY by reason of or arising out of events and conditions associated with the operation of the Partnership’s assets that occur on or after the closing of the Offering (other than covered environmental losses, which are covered by the preceding bullet).

The foregoing description and the description of the Omnibus Agreement contained in the Prospectus are qualified in their entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated into this Item 1.01 by reference.

Credit Agreement

On December 21, 2011, the Partnership entered into a Credit Agreement (the “Credit Agreement”) by and among the Partnership, as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Agreement provides for a $500 million revolving credit facility (the “Revolving Credit Facility”), with a maturity date five years from the closing of the Offering. The Revolving Credit Facility will be available to fund working capital and internal growth projects, make acquisitions and for general partnership purposes. The Revolving Credit Facility has an accordion feature that will allow the Partnership to increase the available borrowings under the facility by up to $250 million, subject to the lenders agreeing to satisfy the increased commitment amounts under the facility and the satisfaction of certain other conditions. In addition, the Revolving Credit Facility will include a sub-limit up to $10 million for same-day swing line advances and a sub-limit up to $100 million for letters of credit.

The Credit Agreement contains customary covenants and restrictive provisions, including maintenance of a consolidated leverage ratio of not more than 5.00 to 1.00 and an interest coverage ratio of not less than 2.50 to 1.00.

Borrowings under the Revolving Credit Facility are generally secured by all of the Partnership’s assets, and loans thereunder (other than swing line loans) bear interest at the Partnership’s option at either:

•

the Alternate Base Rate, which is defined as the highest of (i) the federal funds rate plus 0.50%; (ii) JPMorgan Chase Bank, N.A.’s prime rate; or (iii) the Adjusted LIBO Rate plus 1%; plus a margin varying from 0.75% to 1.75% depending on the Partnership’s most recent total leverage ratio; or

•

the Adjusted LIBO Rate adjusted to account for the maximum reserve percentages for eurocurrency funding required pursuant to Regulation D or similar regulations, which is defined as the LIBO Rate plus a margin varying from 1.75% to 2.75% depending on the Partnership’s most recent total leverage ratio.

Swing line loans bear interest at the Alternate Base Rate as described above. The unused portion of the Revolving Credit Facility is subject to a commitment fee ranging from 0.30% to 0.50% per annum according to the Partnership’s most recent total leverage ratio. Interest on Alternative Base Rate loans is payable quarterly or, if the Adjusted LIBO Rate applies, it may be paid at more frequent intervals.

The foregoing description of the Credit Agreement and the Revolving Credit Facility is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Promissory Note and Assignment and Assumption Agreement

On December 21, 2011, in connection with the Offering, NRGY issued a $255 million unsecured Promissory Note (the “Promissory Note”) to JPMorgan Chase Bank, N.A., which the Partnership assumed immediately thereafter as partial consideration to NRGY in connection with the recapitalization of its interest in the Partnership pursuant to an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”). The Partnership repaid the Promissory Note in full with the net proceeds from the Offering and borrowings of approximately $2.7 million under the Revolving Credit Facility and the Promissory Note was retired immediately following the closing of the Offering.

The foregoing description of the Promissory Note and the Assignment and Assumption Agreement is qualified in its entirety by reference to the full text of the Promissory Note and the Assignment and Assumption Agreement, which are filed as Exhibit 10.9 and Exhibit 10.9A, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Tax Sharing Agreement

On December 21, 2011, in connection with the closing of the Offering, the Partnership entered into a Tax Sharing Agreement with NRGY (the “Tax Sharing Agreement”) pursuant to which the parties will allocate among the Partnership and its subsidiaries, on the one hand, and NRGY and its subsidiaries (other than the Partnership and its subsidiaries) on the other, the responsibilities, liabilities and benefits relating to any taxes for which a combined or consolidated return is filed for taxable periods including or beginning on the closing date of the Offering.

The foregoing description of the Tax Sharing Agreement is not complete and is qualified in its entirety by reference to the full text of the Tax Sharing Agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated into this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Long-Term Incentive Plan

The description of the Long-Term Incentive Plan provided below under Item 5.02 (and as defined therein) is incorporated into this Item 1.01 by reference. A copy of the Long-Term Incentive Plan is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Employee Unit Purchase Plan

The description of the Employee Unit Purchase Plan provided below under Item 5.02 (and as defined therein) is incorporated into this Item 1.01 by reference. A copy of the Employee Unit Purchase Plan is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Relationships

As more fully described in the section “Certain Relationships and Related Party Transactions” of the Prospectus, which is incorporated herein by reference, NRGY indirectly owns the General Partner and owns an aggregate of approximately 75.2% of the outstanding Common Units. In addition, the General Partner owns a non-economic general partner interest in the Partnership, and Inergy Midstream Holdings, L.P. (“MGP”), a subsidiary of NRGY, owns all of the Partnership’s incentive distribution rights.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On December 21, 2011, in connection with the closing of the Offering, pursuant to the Contribution, Conveyance and Assumption Agreement by and among NRGY GP, NRGY, Inergy Propane, LLC, MGP GP, LLC, MGP, the General Partner and the Partnership (the “Contribution Agreement”), NRGY conveyed its initial limited partner interest in the Partnership to the Partnership, as a recapitalization of NRGY’s interest in the Partnership, in exchange for:

•	55,925,000 Common Units representing a 75.2% limited partner interest in the Partnership;

•	the right to receive a distribution from the Partnership of $80 million as reimbursement of pre-formation capital expenditures with respect to the Partnership’s assets;

•	the issuance to MGP of all of the incentive distribution rights in the Partnership;

•	the Partnership’s assumption of the Promissory Note pursuant to the Assignment and Assumption Agreement; and

•

the right to receive a distribution in the amount of $38,199,000 for the aggregate amount of cash contributed by the underwriters to the Partnership with respect to the 2,400,000 Common Units purchased by and issued to the underwriters in connection with their exercise in full of the over-allotment option.

Pursuant to the Contribution Agreement, the General Partner conveyed its initial general partner interest in the Partnership to the Partnership, as a recapitalization of its interest in the Partnership, in exchange for a non-economic general partner interest in the Partnership.

As a contribution in capital to the Partnership, NRGY also contributed to the Partnership all intercompany indebtedness that the Partnership owed to Inergy Propane, LLC as of December 21, 2011 (the “Intercompany Debt”), and the Intercompany Debt was cancelled.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Agreement and the Revolving Credit Facility provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

The description of the Promissory Note provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

The description of the Assignment and Assumption Agreement provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities

The description in Item 2.01 above of the issuances by the Partnership on December 21, 2011 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan

On December 21, 2011, the Board of Directors of the General Partner adopted the Inergy Midstream, L.P. Long Term Incentive Plan (the “Long-Term Incentive Plan”) for employees, consultants and directors of the General Partner who perform services for the Partnership. The Long-Term Incentive Plan consists of restricted units, unit options, phantom units, unit payments, other unit-based awards, distribution equivalent rights and performance awards. The Long-Term Incentive Plan limits the number of Common Units that may be delivered pursuant to awards under the Long-Term Incentive Plan to 10% of the Common Units then outstanding. Common Units withheld to satisfy exercise prices or tax withholding obligations are available for delivery pursuant to other awards. The Long-Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the General Partner.

On December 21, 2011, the Board of Directors of the General Partner adopted the form of Inergy Midstream, L.P. Long Term Incentive Plan Restricted Unit Award Agreement (the “Restricted Unit Award Agreement”) for employees, consultants and directors of the General Partner who perform services for the Partnership.

The foregoing description of the Long-Term Incentive Plan is not complete and is qualified in its entirety by reference to the full text of the Long-Term Incentive Plan, which is filed as Exhibit 10.3 to this Form 8-K and is incorporated into this Item 5.02 by reference. The foregoing description of the Restricted Unit Award Agreement is not complete and is qualified in its entirety by reference to the full text of the Restricted Unit Award Agreement, which is filed as Exhibit 10.4 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Employee Unit Purchase Plan

On December 21, 2011, the Board of Directors of the General Partner adopted the Inergy Midstream, L.P. Employee Unit Purchase Plan (the “Employee Unit Purchase Plan”) for full time employees of the General Partner and its affiliates. Common Units purchased for employees pursuant to the Employee Unit Purchase Plan may be Common Units acquired by the General Partner in market transactions, Common Units already owned by the General Partner, Common Units acquired by the General Partner directly from the Partnership or any other person, or any combination of the foregoing. A total of 200,000 Common Units are available for purchase under the Employee Unit Purchase Plan. Under the terms of the Employee Unit Purchase Plan, the General Partner may match each participant’s cash base salary or wage deferrals by an amount up to 10% of such deferrals and have such amount applied towards the purchase of additional Common Units.

The foregoing description of the Employee Unit Purchase Plan is not complete and is qualified in its entirety by reference to the full text of the Employee Unit Purchase Plan, which is filed as Exhibit 10.5 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Inergy Midstream, L.P.

On December 21, 2011, in connection with the closing of the Offering, the Partnership amended and restated its partnership agreement and entered into the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section of the Prospectus entitled “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description and the description of the Partnership Agreement contained in the Prospectus are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Amended and Restated Limited Liability Company Agreement of NRGM GP, LLC

On December 21, 2011, in connection with the closing of the Offering, the General Partner amended and restated its limited liability company agreement and entered into the Amended and Restated Limited Liability Company Agreement of the General Partner (the “LLC Agreement”). The amendments contained in the LLC Agreement included, among other things, provisions regarding the rights of members, distributions by the General Partner and management by the Board of Directors of the General Partner.

The foregoing description of the LLC Agreement is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of Inergy Midstream, L.P., dated December 21, 2011 (incorporated herein by reference to Exhibit 4.2 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

3.2	Amended and Restated Limited Liability Company Agreement of NRGM GP, LLC, dated December 21, 2011.

10.1	Contribution, Conveyance and Assumption Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., Inergy Propane, LLC, MGP GP, LLC, Inergy Midstream Holdings, L.P., NRGM GP, LLC, and Inergy Midstream, L.P.

10.2	Omnibus Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., NRGM GP, LLC and Inergy Midstream, L.P.

10.3	Inergy Midstream, L.P. Long-Term Incentive Plan, adopted as of December 21, 2011 (incorporated herein by reference to Exhibit 4.3 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

10.4	Form of Inergy Midstream, L.P. Long-Term Incentive Plan Restricted Unit Award Agreement (incorporated herein by reference to Exhibit 4.4 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

10.5	Inergy Midstream, L.P. Employee Unit Purchase Plan, adopted as of December 21, 2011 (incorporated herein by reference to Exhibit 4.5 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

10.6	Tax Sharing Agreement, dated December 21, 2011, by and among Inergy, L.P. and Inergy Midstream, L.P.

10.7	Credit Agreement, dated December 21, 2011, among Inergy Midstream, L.P., as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.9	Promissory Note, dated December 21, 2011, issued by Inergy, L.P., as borrower, in favor of JPMorgan Chase Bank, N.A.

10.9A	Assignment and Assumption Agreement, dated December 21, 2011, between Inergy, L.P., as assignor, and Inergy Midstream, L.P., as assignee, relating to the Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inergy Midstream, L.P.

	By:	NRGM GP, LLC, its general partner
Dated: December 22, 2011

		By:	/s/ Laura L. Ozenberger
		Name:	Laura L. Ozenberger
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of Inergy Midstream, L.P., dated December 21, 2011 (incorporated herein by reference to Exhibit 4.2 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

3.2	Amended and Restated Limited Liability Company Agreement of NRGM GP, LLC, dated December 21, 2011.

10.1	Contribution, Conveyance and Assumption Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., Inergy Propane, LLC, MGP GP, LLC, Inergy Midstream Holdings, L.P., NRGM GP, LLC, and Inergy Midstream, L.P.

10.2	Omnibus Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., NRGM GP, LLC and Inergy Midstream, L.P.

10.3	Inergy Midstream, L.P. Long-Term Incentive Plan, adopted as of December 21, 2011 (incorporated herein by reference to Exhibit 4.3 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

10.4	Form of Inergy Midstream, L.P. Long-Term Incentive Plan Restricted Unit Award Agreement (incorporated herein by reference to Exhibit 4.4 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

10.5	Inergy Midstream, L.P. Employee Unit Purchase Plan, adopted as of December 21, 2011 (incorporated herein by reference to Exhibit 4.5 to Inergy Midstream, L.P.’s Form S-8 filed on December 21, 2011).

10.6	Tax Sharing Agreement, dated December 21, 2011, by and among Inergy, L.P. and Inergy Midstream, L.P.

10.7	Credit Agreement, dated December 21, 2011, among Inergy Midstream, L.P., as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.9	Promissory Note, dated December 21, 2011, issued by Inergy, L.P., as borrower, in favor of JPMorgan Chase Bank, N.A.

10.9A	Assignment and Assumption Agreement, dated December 21, 2011, between Inergy, L.P., as assignor, and Inergy Midstream, L.P., as assignee, relating to the Promissory Note.